UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2015

ENVIVIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35205	94-3353255
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Oyster Point Boulevard, Suite 325 South San Francisco, CA		94080
(Address of principal executive offices)		(Zip Code)

(650) 243-2700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 24, 2015, the Board of Directors (the “Board”) of Envivio, Inc. (the “Company”) appointed Michael L. LaJoie to serve as a member of the Board. The Board also appointed Mr. LaJoie to serve on the Board’s Audit Committee. Mr. LaJoie’s initial term on the Board will expire at the Company’s annual meeting of stockholders to be held in calendar year 2017.

It is contemplated that the Company and Mr. LaJoie will enter into the standard Envivio Indemnification Agreement for directors. This agreement requires Envivio, among other things, to indemnify its directors against liabilities that may arise by reason of their status or service. The agreement also requires Envivio to advance all expenses incurred by the directors in investigating or defending any such action, suit or proceeding, subject to the terms contained in the agreement. The foregoing description is qualified in its entirety by the full text of the form of indemnification agreement, which was filed as Exhibit 10.1 to Envivio’s Form S-1/A filed with the Securities and Exchange Commission on April 24, 2012 and is incorporated by reference herein. Upon joining the Board, Mr. LaJoie received an option to purchase 117,457 shares of the Company’s Common Stock, consistent with the Company’s director compensation policy and the terms of the Company’s 2012 Stock Incentive Plan. The option will vest over a four-year period at a rate of 1/48th of the total number of shares each month, provided that the vesting of the option shall accelerate in full upon a change in control of the Company. Mr. LaJoie has no direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K or Item 5.02(d) of Form 8-K. A copy of the offer letter between Mr. LaJoie and the Company is filed as Exhibit 10.1 to this Current Report on Form 8-K.

On February 24, 2015, Kevin Dillon resigned as a member of the Board of Directors. Mr. LaJoie’s appointment filled the vacancy created by Mr. Dillon’s resignation.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Offer Letter between the Company and Michael LaJoie, dated February 24, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 26, 2015

ENVIVIO, INC.

By	/s/ Erik E. Miller
Erik E. Miller Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

10.1	Offer Letter between the Company and Michael LaJoie, dated February 24, 2015.